                        SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, N.W.
                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 15, 2004


                           DISCOVER CARD MASTER TRUST I
              (Exact name of registrant as specified in its charter)



       Delaware                 0-23108             Not Applicable

       (State of                (Commission         (IRS Employer
       organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                  19720
     (Address of principal executive offices)         (Zip Code)



     Registrant's telephone number, including area code: (302) 323-7434


                                       N/A

                  (Former address, if changed since last report)


                                  Page 1 of 189
                          Index to Exhibits is on page 9

  Item 5.    Other Event
(A)   Series 1995-1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 1995-1, which is attached as Exhibit 20(a) hereto.

(B)   Series 1996-3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 1996-3, which is attached as Exhibit 20(b) hereto.

(C)   Series 1996-4:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 1996-4, which is attached as Exhibit 20(c) hereto.

(D)   Series 1997-3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 1997-3, which is attached as Exhibit 20(d) hereto.

(E)   Series 1999-5:
On July 15, 2004 the Registrant made available the Monthly Certificateholders' Statement for June 2004 with respect to Series 1999-5, which is attached as Exhibit 20(e) hereto. July 15, 2004 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on June 15, 2004)
.. Accordingly, Series 1999-5 terminated after the final payment on July 15, 2004 and no further Monthly Certificateholders'
Statements will be forwarded to
Certificateholders of this Series.

(F)   Series 1999-6:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 1999-6, which is attached as Exhibit 20(f) hereto.

(G)   Series 2000-1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-1, which is attached as Exhibit 20(g) hereto.

(H)   Series 2000-2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-2, which is attached as Exhibit 20(h) hereto.

(I)   Series 2000-4:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-4, which is attached as Exhibit 20(i) hereto.

(J)   Series 2000-5:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-5, which is attached as Exhibit 20(j) hereto.

(K)   Series 2000-6:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-6, which is attached as Exhibit 20(k) hereto.

(L)   Series 2000-7:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-7, which is attached as Exhibit 20(l) hereto.

(M)   Series 2000-9:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-9, which is attached as Exhibit 20(m) hereto.

(N)   Series 2000-A:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2000-A, which is attached as Exhibit 20(n) hereto.

(O)   Series 2001-1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2001-1, which is attached as Exhibit 20(o) hereto.

(P)   Series 2001-2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2001-2, which is attached as Exhibit 20(p) hereto.

(Q)   Series 2001-3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2001-3, which is attached as Exhibit 20(q) hereto.

(R)   Series 2001-6:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2001-6, which is attached as Exhibit 20(r) hereto.

(S)   Series 2002-1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2002-1, which is attached as Exhibit 20(s) hereto.

(T)   Series 2002-2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2002-2, which is attached as Exhibit 20(t) hereto.

(U)   Series 2002-3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2002-3, which is attached as Exhibit 20(u) hereto.

(V)   Series 2002-4:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2002-4, which is attached as Exhibit 20(v) hereto.

(W)   Series 2002-5:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2002-5, which is attached as Exhibit 20(w) hereto.

(X)   Series 2003-1, Subseries 1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-1, Subseries 1, which is attached as Exhibit 20(x) hereto.

(Y)   Series 2003-1, Subseries 2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-1, Subseries 2, which is attached as Exhibit 20(y) hereto.

(Z)   Series 2003-1, Subseries 3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-1, Subseries 3, which is attached as Exhibit 20(z) hereto.

(AA)  Series 2003-2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-2, which is attached as Exhibit 20(aa) hereto.

(AB)  Series 2003-3:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-3, which is attached as Exhibit 20(ab) hereto.

(AC)  Series 2003-4, Subseries 1:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-4, Subseries 1, which is attached as Exhibit 20(ac) hereto.

(AD)  Series 2003-4, Subseries 2:
On July 15, 2004 the Registrant made available the Monthly
Certificateholders' Statement for June 2004 with respect to Series 2003-4, Subseries 2, which is attached as Exhibit 20(ad) hereto.


Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1995-1.

20(b) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1996-3.

20(c) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1996-4.

20(d) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1997-3.

20(e) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1999-5.

20(f) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1999-6.

20(g) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-1.

20(h) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-2.

20(i) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-4.

20(j) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-5.

20(k) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-6.

20(l) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-7.

20(m) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-9.

20(n) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-A.

20(o) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-1.

20(p) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-2.

20(q) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-3.

20(r) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-6.

20(s) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-1.

20(t) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-2.

20(u) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-3.

20(v) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-4.

20(w) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-5.

20(x) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1, Subseries 1.

20(y) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1, Subseries 2.

20(z) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1, Subseries 3.

20(aa) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-2.

20(ab) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-3.

20(ac) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-4, Subseries 1.

20(ad) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-4, Subseries 2.



                                 SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

                         DISCOVER CARD MASTER TRUST I
                                (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust


                    By:  /s/ Michael F. Rickert

                         ___________________________________
                         Michael F. Rickert
                         Vice President, Chief Accounting Officer, and Treasurer

     Date: July 15, 2004

                          EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1995-1.

20(b) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1996-3.

20(c) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1996-4.

20(d) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1997-3.

20(e) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1999-5.

20(f) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 1999-6.

20(g) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-1.

20(h) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-2.

20(i) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-4.

20(j) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-5.

20(k) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-6.

20(l) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-7.

20(m) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-9.

20(n) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2000-A.

20(o) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-1.

20(p) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-2.

20(q) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-3.

20(r) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2001-6.

20(s) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-1.

20(t) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-2.

20(u) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-3.

20(v) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-4.

20(w) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2002-5.

20(x) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1,
               Subseries 1.

20(y) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1,
               Subseries 2.

20(z) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-1,
               Subseries 3.

20(aa) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-2.

20(ab) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-3.

20(ac) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-4,
               Subseries 1.

20(ad) Monthly Certificateholders' Statement, related to the month ending June 30, 2004, for Series 2003-4,
               Subseries 2.